Rule 497(k)

File No. 333-215607

SUMMARY PROSPECTUS

WEBs ETF Trust

WEBs Defined Volatility XLE ETF
(DVXE)

(the “Fund”)

June 10, 2025

Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC

The Fund is an exchange-traded fund (“ETF”). This means that shares of the Fund (“Shares”) are listed on The Nasdaq Stock Market LLC., its Principal U.S. Listing Exchange (the “Exchange”), a national securities exchange, and trade at market prices. The market price for the Shares may be different from the Fund’s net asset value per share (the “NAV”).

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. The Shares are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government, nor are Shares deposits or obligations of any bank. It is possible to lose money by investing in the Fund.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and shareholder report, online at https://www.websinv.com/product_page/DVXE/. You can also get this information at no cost by calling (844) 855 9327, sending an email request to info@websinv.com or from your financial professional. The Fund’s prospectus and statement of additional information, both dated June 10, 2025, as amended and supplemented from time to time, are incorporated by reference into this Summary Prospectus.

WEBs DEFINED VOLATILITY XLE ETF

OBJECTIVE

The Fund seeks to provide investment results that, before fees and expenses, correspond to the performance of the Syntax Defined Volatility XLE Index (the “Index”).

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in this table and the Example below.

Annual Fund Operating Expenses

(Expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses[2]	0.00%
Acquired Fund Fees and Expenses[3]	0.04%
Total Annual Fund Operating Expenses	0.89%
(1)	Unitary management fee under which the investment adviser pays substantially all expenses of the Fund (including the cost of transfer agency, sub-advisory, custody, fund administration, legal, audit and other services and license fees, if any, and any expenses incurred by the Trust and allocated to the Fund), excluding the fee paid to the investment adviser, interest, taxes, acquired fund fees and expenses, if any, brokerage commissions and other expenses connected with the Independent Trustees of the Trust, their counsel, the execution of portfolio transactions (including any net account or similar fees charged by futures commission merchants), distribution and service fees payable pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses.
(2)	“Other Expenses” are estimates based on the expenses the Fund expects to incur for the current fiscal year.
(3)	“Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$91	$284

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. Because the Fund has not yet commenced operations, portfolio turnover information is unavailable at this time.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a passively managed ETF listed for trading on the Exchange. The Fund implements its investment objective by investing, under normal market conditions, at least 80% of its net assets (including borrowings for investment purposes) in financial instruments that achieve the investment results of the Index.

Syntax Defined Volatility XLE Index. The Index is a rules-based strategy that seeks to track the net asset value of a portfolio of securities of companies in the energy sector of the large-cap U.S. equity market, with investment exposure to The Energy Select Sector SPDR Fund (“XLE” or the “Underlying ETF”) adjusted for a targeted annual volatility rate of 30% (a representation of the annual long-term volatility rate of the Underlying ETF) (the “Defined Volatility Rate”). The Index was created by Syntax LLC (“Syntax” or the “Index Provider”).

Volatility is a statistical measurement of the magnitude of asset price fluctuations (increases or decreases in an asset’s price) over time. In general, an investment with high levels of volatility will subject an investor to more significant variances in gains and losses than the investment with lower volatility over the same period. Realized volatility is the historically observed movement of the price of an asset over a given period. The Index dynamically allocates exposure to the Underlying ETF by comparing the Underlying ETF’s 21-day realized volatility (short-term volatility) to the Defined Volatility Rate. The Fund, in seeking to track the Index, will increase exposure to the Underlying ETF, by allocating assets to a total return swap on the Underlying ETF, to the extent short-term volatility is lower than the Defined Volatility Rate. Conversely, the Fund will decrease exposure to the Underlying ETF, by allocating assets to a Cash Position, to the extent short-term volatility is higher than the Defined Volatility Rate. On each day of trading of the Underlying ETF, the Index calculates the short-term volatility of the Underlying ETF by measuring the daily volatility returns of the past 21 days of trading for the Underlying ETF and

•	when the measured Underlying ETF short-term volatility is below the Defined Volatility Rate, the Index increases exposure to the Underlying ETF in order to adjust the Underlying ETF short-term volatility up to the Defined Volatility Rate;

•	when the measured Underlying ETF short-term volatility is above the Defined Volatility Rate, the Index decreases exposure to the Underlying ETF in order to adjust the Underlying ETF short-term volatility down to the Defined Volatility Rate.

As further described below, the Fund seeks to implement this strategy by investing in the following instruments:

Underlying ETF. The Fund will invest in shares of the Underlying ETF as determined by the Index. The Underlying ETF generally invests substantially all, but at least 95% of its total assets, in securities comprising the Energy Select Sector Index. The Energy Select Sector Index includes companies that have been identified as “energy companies” by the Global Industry Classification Standards (GICS®), including securities of companies from the following industries: oil, gas and consumable fuels; and energy equipment and services. The Energy Select Sector Index is one of eleven Select Sector Indexes developed and maintained in accordance with the following criteria: (1) each of the component securities in the Select Sector Index is a constituent of the S&P 500® Index; and (2) the Select Sector Index is calculated by S&P Dow Jones Indices LLC based on a proprietary “modified market capitalization” methodology. As of May 30, 2025, the Energy Select Sector Index was composed of 23 common stocks.

Swap Agreements. The Fund will, from time to time as determined by the Index, allocate to a total return swap on the Underlying ETF, as a way of applying leverage to the Underlying ETF and thereby increasing volatility to the Defined Volatility Rate. Swap agreements are contracts entered into primarily with major financial institutions for a specified period ranging from a day to more than one year. In a “swap” transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on predetermined investments or instruments for a specified time period. The Fund expects to enter into one or more over-the-counter (“OTC”) swap agreements with major global financial institutions for a specified period ranging from a day to more than one year to provide exposure to the investment performance the Index. The terms of the Fund’s OTC swap agreement are expected to provide payments whereby only the net amount is paid to the counterparty entitled to receive the net payment. The Fund’s obligations (or rights) under the OTC swap agreement will be equal only to the net amount to be paid or owed under the agreement, based on the relative values of the positions held by each counterparty.

Cash Position. The Fund will, from time to time as determined by the Index, hold cash, cash-like instruments or high-quality fixed income securities (collectively, a “Cash Position”) as a way of decreasing exposure to the Underlying ETF and thereby reducing volatility to the Defined Volatility Rate. The Cash Position may consist of income-producing (1) U.S. Government securities, such as bills, notes and bonds issued by the U.S. Treasury; (2) money market funds; (3) fixed income ETFs; (4) collateralized repurchase agreements; and/or (5) corporate debt securities, such as commercial paper and other short-term unsecured promissory notes issued by companies that are rated investment grade or of comparable quality.

The Index seeks to provide investment exposure to the “total returns” of the Underlying ETF. The total returns of the Underling ETF are based upon the Underlying ETF’s market price and include capital gains, dividends and distributions paid by the Underlying ETF. The Fund does not seek to track the investment performance of the Underlying ETF, and exposure to the Underlying ETF will vary dynamically in the Fund’s strategy, between 0-200%. See “Additional Information About the Fund’s Principal Investment Strategies” for a discussion of the Index.

There is no assurance that the Index or the Fund will successfully maintain the Defined Volatility Rate in accordance with its investment objective. The Fund’s returns will likely differ in amount, and possibly even direction, from the returns of the Underlying ETF. These differences can be significant, the Fund and the Underlying ETF may incur substantial losses. The Fund could lose money regardless of the performance of its Underlying ETF and as a result of portfolio rebalancing, fees, the Underlying ETF’s volatility, compounding and other factors, the Fund is unlikely to match the performance of the Underlying ETF.

Concentration Policy. To the extent the Underlying ETF concentrates (i.e., holds 25% or more of its total assets) in the securities of a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the Underlying ETF. As of the date of this prospectus, a significant portion of the Underlying ETF is represented by securities of companies in the energy sector, including companies from the following industries: oil, gas and consumable fuels; and energy equipment and services.

Diversification Status. The Fund is classified as “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”), which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” fund.

PRINCIPAL RISKS OF INVESTING IN THE FUND

As with all investments, there are certain risks of investing in the Fund. Fund Shares will change in value, and you could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objective will be achieved. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

Active Market Risk. Although the Fund Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Fund Shares will develop or be maintained. Fund Shares trade on the Exchange at market prices that may be below, at or above the Fund’s NAV. Securities, including the Fund Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Fund Shares could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with orders for issuance or redemption of creation units and no other authorized participant is able to step forward to fulfill the order, in either of these cases, Shares may trade at a discount to the Fund’s NAV and possibly face delisting. This may also result in significantly diminished trading market for the Shares.

Cash Position Risk. The Fund’s Cash Position may include obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, including bills, notes and bonds issued by the U.S. Treasury, money market funds, short term bond ETFs and corporate debt securities, such as commercial paper. Some securities issued or guaranteed by federal agencies and U.S. Government-sponsored instrumentalities may not be backed by the full faith and credit of the United States, in which case the investor must look principally to the agency or instrumentality issuing or guaranteeing the security for ultimate repayment, and may not be able to assert a claim against the United States itself in the event that the agency or instrumentality does not meet its commitment. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate. Although the Fund may hold securities that carry U.S. Government guarantees, these guarantees do not extend to Fund Shares.

Money market funds are subject to management fees and other expenses. Therefore, investments in money market funds will cause the Fund to bear indirectly a proportional share of the fees and costs of the money market funds in which it invests. At the same time, the Fund will continue to pay its own management fees and expenses with respect to all of its assets, including any portion invested in the shares of the money market fund. It is possible to lose money by investing in money market funds.

Short term bond ETFs will generally invest in short-term instruments (i.e., duration of less than one year). The amount of time until a fixed-income security matures can lead to various risks, including changes in interest rates over the life of a bond. Short-term fixed income securities generally provide lower returns than longer-term fixed income securities. The average maturity of an ETF’s investments will affect the volatility of the ETF’s share price.

Corporate debt securities such as commercial paper generally are short-term unsecured promissory notes issued by businesses. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest. Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade generally are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Concentration Risk. The Fund will concentrate in the securities of a particular industry or group of industries to the same extent as the Underlying ETF. To the extent the Fund has significant exposure in a single asset class or the securities of issuers within the same state, region, industry or sector, an adverse economic, business or political development may affect the value of the Fund’s investments more than if the Fund were more broadly diversified. A significant exposure makes the Fund more susceptible to any single occurrence and may subject the Fund to greater market risk than a fund that is more broadly diversified.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, or custodian, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. While the Fund has established business continuity plans and risk management systems designed to reduce the risks associated with cyber security, there are inherent limitations in such plans and systems. Additionally, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

Defined Volatility Strategy Risk. The Fund, in seeking to implement the Index strategy, will likely experience returns that differ in amount, and possibly even direction, from the returns of the Underlying ETF. The defined volatility strategy employed by the Fund may reduce exposure to the Underlying ETF when short-term volatility is higher than the Defined Volatility Rate and Underlying ETF returns are in a negative trend, which could result in the strategy not participating in positive returns when markets switch from a negative trend to a positive trend. Conversely, the Fund may increase exposure to the Underlying ETF when short-term volatility is lower than the Defined Volatility Rate and market returns are in a positive trend, which could result in increased negative returns when markets switch from a positive trend to a negative trend.

Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Investments in debt securities rated BBB or BAA may have speculative characteristics. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfil its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.

Equity Securities Risk. The Fund’s exposure to equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates.

Index Performance Risk. The Fund seeks to track the Index, which is maintained by a third-party provider that is unaffiliated with the Fund or the Adviser. There can be no guarantee or assurance that the methodology used by the Index provider to create the Index will result in the Fund achieving positive returns. Further, there can be no guarantee that the methodology underlying the Index will be free from error. The Index used by the Fund may underperform other asset classes and may underperform other similar indices. Each of these factors could have a negative impact on the performance of the Fund.

Leveraged Volatility Risk. Volatility is the characteristic of a security, an index or market to fluctuate significantly in price within a short period of time. Investment exposure to equity securities can be highly volatile and may experience sudden, large and unexpected losses. The Fund tracks an Index that seeks to remain at a target realized volatility and therefore the Fund may leverage its exposure to the Underlying ETF, which can result in greater exposure to the volatility of the Underlying ETF. Leverage increases the risk of a total loss of an investor’s investment, may increase the volatility of the Fund, and may magnify any differences between the performance of the Fund and the Underlying ETF. Leveraged ETFs are subject to compounding risk. Due to the effect of compounding, the Fund’s performance over longer periods of time can differ significantly from the performance of the Underlying ETF or benchmark during the same period of time.

Market Risk. Overall securities market risks will affect the value of individual instruments in which the Fund invests, and the market price of a security may fluctuate, sometimes rapidly and unpredictably. Markets may additionally be impacted by negative external and or direct and indirect economic factors such as global trade policies, economic growth and market conditions, interest rates, war, terrorism, natural and environmental disasters, public health emergencies and political events affect the markets in which the Fund invests. The adverse impact of any one or more of these events on the market value of the Fund’s investments could be significant and cause losses. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. This adverse effect on liquidity in turn could lead to wider bid-ask spreads and differences between the market price of the Fund and the underlying value of those shares.

Market Maker Risk. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Fund Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s NAV and the price at which the Shares are trading on the Exchange, which could result in a decrease in value of the Shares. In addition, decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying values of the Fund’s portfolio securities and the Fund’s market price. This reduced effectiveness could result in Fund Shares trading at a discount or a premium to NAV and also in greater than normal intra-day bid-ask spreads for Shares.

Market Trading Risk. The Fund faces numerous market trading risks, including the potential lack of an active market for Fund Shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. Any of these factors, among others, may lead to the Fund Shares trading at a premium or discount to its NAV. Accordingly, investors may pay more than NAV when purchasing Fund Shares or receive less than NAV when selling Fund Shares. Such divergence is likely to be greater under stressed market conditions.

New Adviser Risk. WEBs Investments Inc. (the “Adviser”) is a new entity formed in 2024 and, as an entity, has not previously managed a registered investment company (“RIC”). As such, the Adviser has no operating history or performance track record and may not achieve the intended result in managing the Fund.

New Fund Risk. The Fund is new and currently has fewer assets than larger funds, and like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected. Additionally, because the Fund has fewer assets than larger funds over which to spread its fixed costs, its expense levels on a percentage basis will be higher than that of a larger fund.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act. As a result, the Fund is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the “Code”). The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers (including the Index Provider), counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund seeks to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Other Investment Companies Risk. The Fund will invest in other investment companies, including the Underlying ETF.  The Fund will incur higher and duplicative expenses when it invests in other investment companies. There is also the risk that the Fund may suffer losses due to the investment practices of the underlying funds. When the Fund invests in other investment companies, the Fund will be subject to substantially the same risks as those associated with the direct ownership of securities held by such investment companies, which include, but are not limited to, risks associated with the use of derivatives, imperfect benchmark correlation, leverage and inverse leverage and market price variance, all of which can increase volatility and decrease performance. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk. The Fund is also exposed to default by the counterparty to the swap agreement who may be unwilling or unable to perform its contractual obligations to the Fund.

Passive Strategy/Index Risk. The Fund is managed with a passive investment strategy, attempting to track the performance of the Index. This differs from an actively- managed fund, which typically seeks to outperform a benchmark index. Because the Fund is designed to track the performance of the Index, financial instruments may be purchased, retained or sold at times when a more actively managed fund would not do so. As a result, the Fund may hold constituent instruments of the Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in instruments regardless of market conditions or the performance of individual instruments could cause the Fund’s return to be lower than if the Fund employed an active strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index or that the Fund will achieve its investment objective.

Portfolio Turnover Risk. The Fund may incur high portfolio turnover to manage the Fund’s investment exposure. Additionally, active market trading of the Fund Shares may cause more frequent creation or redemption activities that could, in certain circumstances, increase the number of portfolio transactions. High levels of portfolio transactions increase brokerage and other transaction costs and may result in increased taxable capital gains. Each of these factors could have a negative impact on the performance of the Fund.

Rebalancing Risk. If for any reason the Fund is unable to rebalance all or a portion of its portfolio, or if all or a portion of the portfolio is rebalanced incorrectly, the Fund’s investment exposure may not be consistent with the Fund’s investment objective. In these instances, the Fund may have investment exposure to the Index that is significantly greater or less than what is intended in its strategy. As a result, the Fund may be more exposed to leverage risk than if it had been properly rebalanced and may not achieve its investment objective. The Index utilizes trading bands which seeks to reduce the number of times the Fund need to rebalance its portfolio in a given week. The Fund could be subject to periods of daily rebalancing due to a market environment of high volatility where the strategy quickly reduces its exposure to the Underlying ETF or when the market rapidly goes from a highly volatile environment to a low volatility environment and the strategy is increasing the exposure to the Underlying ETF.

Swap Agreement Risk. The Fund expects to use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the Commodity Futures Trading Commission (“CFTC”). CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants. Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline. OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty. Swaps are also subject to the risk of imperfect correlation between the value of the reference asset underlying the swap and the swap. Leverage inherent in derivatives will tend to magnify the Fund’s gains and losses. Moreover, with respect to the use of swap agreements, if the strategy has a dramatic intraday move that causes a material decline in the Fund’s net assets, the terms of a swap agreement between the Fund and its counterparty may permit the counterparty to immediately close out the transaction with the Fund. In that event, the Fund may be unable to enter into another swap agreement or invest in other derivatives to achieve the desired exposure consistent with the Fund’s investment objective. This, in turn, may prevent the Fund from achieving its investment objective. As a result, the value of an investment in the Fund may change quickly and without warning.

The Fund will be subject to regulatory constraints relating to level of value at risk (“VaR”) that the Fund may incur through its derivative portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy, including the desired daily leveraged performance for the Fund.

Tracking Error Risk. The Fund may be subject to tracking error, which is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs incurred by the Fund, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, the requirements to maintain pass-through tax treatment, portfolio transactions carried out to minimize the distribution of capital gains to shareholders, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Trading Issues Risk. Trading in Fund Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Fund Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Fund Shares will continue to meet the listing requirements of the Exchange which may result in the Fund Shares being delisted. An active trading market for the Fund Shares may not be developed or maintained.

Tax Risk. The Fund has based its analysis of its qualification as a “regulated investment company” as defined by the Code on the belief that the Underlying ETF is itself a regulated investment company. If the Underlying ETF were to lose its status as a regulated investment company for purposes of the Code, the Fund may fail its requirement to have a diversified portfolio, and, thus, lose its own regulated investment company status. Additionally, the federal income tax treatment of certain aspects of the proposed operations of the Fund are not entirely clear. This includes the tax aspects of the Fund’s swap strategy. Certain swaps may not qualify as “Section 1256 contracts” under Section 1256 of the Code. Income from the swaps will be ordinary income, and disposition of such swaps will likely result in short-term capital gains or losses. The Fund intends to treat any income it may derive from the swap contracts as “qualifying income” under the provisions of the Code applicable to regulated investment companies. Because authority related to determining the issuer of swap contracts is unclear, the Fund intends to test the contracts for purposes of the diversification test as if the counterparty were the issuer of the swaps. If the income is not qualifying income or the counterparty of the swap contract is not appropriately the referenced asset, the Fund could lose its own status as a regulated investment company. If, in any year, the Fund fails to qualify as a regulated investment company under the applicable tax laws, the Fund would be taxed as an ordinary corporation. In such circumstances, the Fund’s taxable income would be subject to tax at the Fund level and to a further tax at the shareholder level when such income is distributed and the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment. This would cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. If the Fund fails to qualify as a regulated investment company, distributions to the Fund's shareholders generally would be eligible (i) for treatment as qualified dividend income in the case of individual shareholders and (ii) for the dividends received deduction in the case of corporate shareholders. See "U.S. FEDERAL INCOME TAXATION."

Underlying ETF Risk. Because the Fund seeks exposure to the Underlying ETF, the Fund’s investment performance largely depends on the investment performance and associated risks of the Underlying ETF. The Underlying ETF is subject to many of the same structural risks as the Fund that are described in more detail herein, such as Authorized Participant Concentration Risk, Market Maker Risk, Market Risk, Operational Risk and Trading Issues Risk. However, the risks of investing in an ETF also include the risks associated with the underlying investments held by the ETF. As such, the Fund may be subject to the following risks as a result of its exposure to the Underlying ETF:

Equity Securities Risk. The Underlying ETF invests in equity securities, and therefore the Fund has exposure to the equity securities markets due to its investment in the Underlying ETF or in other instruments that reference the Underlying ETF. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. The value of shares will fluctuate with changes in the value of the equity securities the Underlying ETF invests in.

Energy Sector Risk: The Underling ETF’s assets will be concentrated in the energy sector, which means the Fund will be more affected by the performance of the energy sector than a fund that is more diversified. Issuers in energy-related industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels. Markets for various energy-related commodities can have significant volatility and are subject to control or manipulation by large producers or purchasers. Companies in the energy sector may need to make substantial expenditures and to incur significant amounts of debt, in order to maintain or expand their reserves. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions. These companies may be at risk for environmental damage claims.

Large Capitalization Companies Risk. The Underlying ETF invests in the securities of large capitalization companies, which results in the Fund having significant exposure to such companies through its exposure to the Underlying ETF by virtue of its investment in the Underlying ETF or in other instruments that reference the Underlying ETF. Large capitalization companies may grow at a slower rate and be less able to adapt to changing market conditions than smaller capitalization companies. Thus, the return on investment in securities of large capitalization companies may be less than the return on investment in securities of small and/or mid capitalization companies. The performance of large capitalization companies also tends to trail the overall market during different market cycles.

Valuation Risk. The Fund expects to hold securities or other assets that may be valued on the basis of factors other than market quotations. This may occur because the asset or security does not trade on a centralized exchange, or in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” assets or securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. The Fund’s ability to value investments may be impacted by technological issues or errors by pricing services or other third-party service providers.

FUND PERFORMANCE

As of the date of this prospectus, the Fund has not yet commenced operations and therefore does not have a performance history. Once the Fund has completed a full calendar year of investment operations, this section will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Once available, the Fund’s performance information will be accessible on the Fund’s website at www.websinv.com.

PORTFOLIO MANAGEMENT

Investment Adviser

WEBs Investments Inc. serves as the investment adviser to the Fund.

Sub-Adviser

Vident Advisory, LLC (d/b/a Vident Asset Management) (“Vident” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund.

Portfolio Managers

The professionals jointly and primarily responsible for the day-to-day management of the Fund are:

Name	Title	Length of Service
Devin Ryder, CFA	Senior Portfolio Manager at Vident	Since Inception
Austin Wen, CFA	Senior Portfolio Manager at Vident	Since Inception
Rafael Zayas, CFA	Senior Vice President, Head of Portfolio Management & Trading at Vident	Since Inception

PURCHASE AND SALE OF FUND SHARES

Individual Fund Shares may only be purchased and sold on a national securities exchange through a broker-dealer. The price of Fund Shares is based on market price, and because ETF shares trade at market prices rather than at NAV, Fund Shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). Additionally, a shareholder may incur costs attributable to the difference between the highest price a buyer is willing to pay for Fund Shares (bid) and the lowest price a seller is willing to accept for Fund Shares (ask) when buying or selling Fund Shares on the secondary market (“bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of 10,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund generally will issue or redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the Fund specifies each day. Information regarding the Fund Shares such as NAV, market price and related other information is available on the Fund’s website, at www.websinv.com.

TAX INFORMATION

The Fund’s distributions are expected to be taxed as ordinary income, qualified dividend income and/or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. However, subsequent withdrawals from such a tax-advantaged account may be subject to U.S. federal income tax. You should consult your tax advisor about your specific situation.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

You can find the Fund’s prospectus (including amendments and supplements) and other information about the Fund, including the Fund’s statement of additional information and most recent reports to shareholders, online at https://www.websinv.com/product_page/DVXE/.

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